UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 1, 2018

MCBC Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37502	06-1571747
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Cherokee Cove Drive Vonore, Tennessee	37885
(Address of Principal Executive Offices)	(Zip Code)

(423) 884-2221

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 1, 2018, MCBC Holdings, Inc. (the “Registrant”), the Registrant’s wholly-owned subsidiary MasterCraft Boat Company, LLC (“Mastercraft”) and their subsidiaries (collectively, the “Company”) entered into new employment agreements (the “Employment Agreements”) with the Company’s President and Chief Executive Officer, Terry D. McNew, and its Chief Financial Officer, Secretary & Treasurer, Timothy M. Oxley. The Employment Agreements, which replace Mr. McNew and Mr. Oxley’s existing employment agreements, are to be effective as of July 1, 2018 and provide for terms through June 30, 2022, with the option for the Registrant’s Board of Directors (the “Board”) to extend each for additional one (1) year terms.

Pursuant to the Employment Agreements, Mr. McNew’s annual base salary is $500,000 and Mr. Oxley’s annual base salary is $300,000, and each is eligible for annual cash bonuses and equity awards under the Registrant’s short-term and long-term incentive plans should they meet performance targets established by the Board. The Employment Agreements also provide for health care, dental, vision, prescription, flexible spending, short-term and long-term disability, life insurance and 401(k) plans, programs and arrangements.

In the event Mr. McNew and Mr. Oxley are terminated without cause, they will be entitled to severance payments including (i) their respective base salary, (ii) pro rata short-term and long-term incentive plan payments, provided they were on track to meet applicable performance targets, and (iii) the continuation of certain employee benefits for a twelve-month period following the date of termination.

The foregoing descriptions of the Employment Agreements are general descriptions and are qualified in their entirety by reference to the full text of the Employment Agreements, copies of which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being furnished as part of this report:

Exhibit No.	Description

Exhibit 10.1	Employment Agreement, dated July 1, 2018, by and between MasterCraft Boat Company, LLC and Terry D. McNew

Exhibit 10.2	Employment Agreement, dated July 1, 2018, by and between MasterCraft Boat Company, LLC and Timothy M. Oxley

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.1	Employment Agreement, dated July 1, 2018, by and between MasterCraft Boat Company, LLC and Terry D. McNew

Exhibit 10.2	Employment Agreement, dated July 1, 2018, by and between MasterCraft Boat Company, LLC and Timothy M. Oxley

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCBC HOLDINGS, INC.

Dated: July 2, 2018	/s/ Timothy M. Oxley
Timothy M. Oxley
Chief Financial Officer, Treasurer and Secretary